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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

OPTICAL CABLE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, no par value	OCC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12B-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02 Results of Operations and Financial Condition

On June 12, 2023, Optical Cable Corporation issued a press release announcing its second quarter of fiscal year 2023 financial results. Also on June 12, 2023, Optical Cable Corporation held an earnings call. The press release is attached hereto as Exhibit 99.1 and the transcript for the earnings call is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 12, 2023 (FILED HEREWITH)
99.2	Transcript of earnings call on June 12, 2023 (FILED HEREWITH)
104	Cover page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ Tracy G. Smith
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: June 13, 2023

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